Exhibit 99.1

Press Release

For Release, 9:10AM ET November 6, 2025

Neonode Reports Quarter Ended September 30, 2025 Financial Results

STOCKHOLM, SWEDEN, November 6, 2025 — Neonode Inc. (NASDAQ: NEON) (“Neonode” or the “Company”) today reported financial results for the three and nine months ended September 30, 2025.

FINANCIAL SUMMARY FOR THE THREE MONTHS ENDED September 30, 2025:

●	Revenues from continuing operations of $0.4 million, a decrease of 48.7% compared to the same period in the prior year.

●	Operating expenses from continuing operations of $2.1 million, an increase of 4.0% compared to the same period in the prior year.

●	Gain from patent assignment after brokerage fee of $15.5 million, which was paid in October 2025.

●	Income from continuing operations of $13.9 million, or $0.83 per share, compared to a loss of $1.0 million, or $0.07 per share, for the same period in the prior year.

●	Cash used by operations of $1.5 million, compared to $1.3 million for the same period in the prior year.

●	Cash and accounts receivable of $12.2 million (excluding gain from patent assignment, which was paid in October 2025) as of September 30, 2025 compared to $17.2 million as of December 31, 2024.

FINANCIAL SUMMARY FOR THE nine months ended September 30, 2025:

●	Revenues from continuing operations of $1.5 million, a decrease of 37.1% compared to the same period in the prior year.

●	Operating expenses from continuing operations of $7.3 million, an increase of 0.9% compared to the same period in the prior year.

●	Gain from patent assignment of $15.5 million after brokerage fee, which was paid in October 2025.

●	Income from continuing operations of $10.2 million, or $0.60 per share, compared to a loss of $4.4 million, or $0.28 per share, for the same period in the prior year.

●	Cash used by operations of $4.6 million, compared to $4.4 million for the same period in the prior year.

PATENT ASSIGNMENT HIGHLIGHTS FOR THE nine months ended September 30, 2025:

●

Gains from the patent assignment to Aequitas Technologies LLC (“Aequitas”) amounted to $15.5 million. in cash paid in October 2025. This amount represents the final outcome of the process by Neonode Smartphone LLC, an unrelated third party that is a subsidiary of Aequitas (“Aequitas Sub”), against Samsung Electronics Co., Ltd. and Samsung Electronics America, Inc., excluding any potential tax recoveries.

●	On September 15, 2025, the United States District Court for the Northern District of California granted a joint motion to lift the stay in the case between Aequitas Sub and Apple Inc. (assigned docket number 6:20-cv-00505-ADA). The legal proceedings between the two parties will now resume.

THE CEO’S COMMENTS

“The third quarter of this year continued to reflect a decline in revenues from our legacy business, as demand in the printer and automotive infotainment segments remained subdued. While we anticipate these headwinds will persist until new customers transition from deployment to full production, we are proactively broadening our business opportunities and advancing our product roadmap. These initiatives are designed to support long-term, sustainable growth and we believe they will offset the downward trend in our legacy business,” said Daniel Alexus, President & CEO of Neonode.

“For MultiSensing®, we’re reinforcing our leadership in fully synthetic, data-driven HMI solutions, where our execution speed continues to differentiate us. We’re delivering on existing projects, expanding strategic partnerships in the automotive market, and exploring new verticals where our technology can address narrow-vision challenges and scale quickly.”

"In the third quarter, we made the strategic decision to transition the zForce® platform into maintenance mode, focusing on serving existing customers through the remainder of its product lifecycle. This decision was driven by market dynamics that have significantly narrowed the addressable market for the solution. Moving forward, we are aligning the company around future-proofing our MultiSensing AI computer vision platform for expanded deployment in the automotive sector and exploring additional application areas where MultiSensing can deliver meaningful value by solving real-world customer challenges,” Mr. Alexus continued.

“In summary, revenues from our legacy business are declining faster than anticipated, and we continue to focus on securing new partnerships in our target market – automotive – to secure future growth and a pathway to long-term profitability,” concluded Mr. Alexus.

FINANCIAL OVERVIEW FOR THE QUARTER ENDED September 30, 2025

Revenues from continuing operations for the three months ended September 30, 2025 were $0.4 million, a decrease of 48.7% compared to the same period in 2024. License revenues were $0.4 million, a decrease of 44.5% compared to the same period in 2024. The decrease was mainly due to lower demand for our legacy customers’ products within printer and passenger car touch applications. Revenues from non-recurring engineering for the three months ended September 30, 2025 were $24,000, a decrease of 77.6% compared to the same period in 2024.

Operating expenses from continuing operations for the three months ended September 30, 2025 were $2.1 million, an increase of 4.0% compared to the same period in 2024.

Gain from the patent assignment to Aequitas, including a brokerage fee payable by the Company in connection with the original assignment, were $15.5 million.

Income from continuing operations for the three months ended September 30, 2025 was $13.9 million, or $0.83 per share, compared to a loss from continuing operations of $1.0 million, or $0.07 per share for the same period in 2024.

Cash used by operations was $1.5 million in the third quarter of 2025 compared to $1.3 million for the same period in 2024. The increase was primarily due to a higher net loss, excluding the gain from the patent assignment.

Cash and accounts receivable totaled $12.2 million and working capital for continuing operations was $26.2 million as of September 30, 2025, compared to $17.2 million and $16.1 million as of December 31, 2024, respectively. Our financial position and liquidity provide stability and enable us to execute our strategy to secure more licensing opportunities for our innovative technologies.

For more information, please contact:

President and Chief Executive Officer

Pierre Daniel Alexus

E-mail: daniel.alexus@neonode.com

Phone: +46 767 60 29 90

Chief Financial Officer

Fredrik Nihlén

E-mail: fredrik.nihlen@neonode.com

Phone: +46 703 97 21 09

About Neonode

Neonode Inc. (NASDAQ:NEON) is a publicly traded company, headquartered in Stockholm, Sweden and established in 2001. The Company provides advanced optical sensing solutions for contactless touch, touch, gesture control, and in-cabin monitoring. Building on experience acquired during years of advanced research and development and technology licensing, Neonode’s technology is currently deployed in more than 90 million products, and the Company holds more than 100 patents worldwide. Neonode’s customer base includes some of the world’s best-known Fortune 500 companies in the consumer electronics, office equipment, automotive, elevator, and self-service kiosk markets.

NEONODE and the NEONODE logo are trademarks of Neonode Inc. registered in the United States and other countries.

For further information please visit www.neonode.com

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Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include, but are not limited to, statements relating to our expectations for growth and the growing demand for our products, future performance or future events. These statements are based on current assumptions, expectations and information available to Neonode management and involve a number of known and unknown risks, uncertainties and other factors that may cause Neonode’s actual results, levels of activity, performance or achievements to be materially different from any expressed or implied by these forward-looking statements.

These risks, uncertainties, and factors include risks related to our reliance on the ability of our customers to design, manufacture and sell their products with our touch technology, the length of a customer’s product development cycle, our dependence and our customers’ dependence on suppliers, the global economy generally and other risks discussed under “Risk Factors” and elsewhere in Neonode’s public filings with the SEC from time to time, including Neonode’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. You are advised to carefully consider these various risks, uncertainties and other factors. Although Neonode management believes that the forward-looking statements contained in this press release are reasonable, it can give no assurance that its expectations will be fulfilled. Forward-looking statements are made as of today’s date, and Neonode undertakes no duty to update or revise them.

NEONODE INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)

(In thousands, except share and per share amounts)

	September 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$11,585	$16,427
Accounts receivable and unbilled revenues, net	649	732
Contract asset	-	51
Prepaid expenses and other current assets	529	475
Receivable from patent assignment	19,389	-
Current assets of discontinued operations	41	-
Total current assets	32,193	17,685

Non-current assets:
Property and equipment, net	160	62
Operating lease right-of-use assets, net	466	634
Total non-current assets	626	696
Total assets	$32,819	$18,381

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$525	$229
Accrued payroll and employee benefits	909	760
Accrued expenses	248	404
Accrued broker fee from patent assignment	3,878	-
Contract liabilities	62	-
Current portion of finance lease obligations	12	2
Current portion of operating lease obligations	295	225
Total current liabilities	5,929	1,620

Non-current liabilities:
Finance lease obligations, net of current portion	18	-
Operating lease obligations, net of current portion	69	319
Total non-current liabilities	87	319
Total liabilities	6,016	1,939

Commitments and contingencies (Note 4)

Stockholders’ equity:
Preferred stock, 1,000,000 shares authorized, with par value of $0.001; no shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively.	-	-
Common stock, 25,000,000 shares authorized, with par value of $0.001; 16,782,922 and 16,782,922 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively.	17	17
Additional paid-in capital	240,955	240,955
Accumulated other comprehensive loss	(672)	(450)
Accumulated deficit	(213,497)	(224,080)
Total stockholders’ equity	26,803	16,442
Total liabilities and stockholders’ equity	$32,819	$18,381

NEONODE INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(In thousands, except per share amounts)

	Three months ended		Nine months ended
	September 30,		September 30,
	2025	2024	2025	2024
Revenues:
License fees	$406	$731	$1,307	$2,118
Non-recurring engineering	24	107	235	335
Total revenues	430	838	1,542	2,453

Cost of revenues:
Non-recurring engineering	9	23	24	64
Total cost of revenues	9	23	24	64
Gross margin	421	815	1,518	2,389

Operating expenses:
Research and development	794	822	2,843	2,692
Sales and marketing	466	484	1,704	1,844
General and administrative	862	734	2,747	2,696
Total operating expenses	2,122	2,040	7,294	7,232

Gain from patent assignment	19,389	-	19,389	-
Broker fee from patent assignment	(3,878)	-	(3,878)	-

Operating income (loss)	13,810	(1,225)	9,735	(4,843)
Other income, net	124	171	405	455
Income (loss) before provision for income taxes	13,934	(1,054)	10,140	(4,388)
Provision for income taxes	-	(11)	(10)	10
Income (loss) from continuing operations	13,934	(1,043)	10,150	(4,398)
Income (loss) from discontinued operations	250	(44)	433	(468)
Net income (loss)	$14,184	$(1,087)	$10,583	$(4,866)

Income (loss) per common share:
Basic and diluted income (loss) per share from continuing operations	$0.83	$(0.07)	$0.60	$(0.28)
Basic and diluted income (loss) per share from discontinued operations	0.01	-	0.03	(0.03)
Basic and diluted net income (loss) per share⁽ᵃ⁾	$0.85	$(0.07)	$0.63	$(0.31)
Basic and diluted – weighted average number of common shares outstanding	16,783	15,980	16,783	15,568

(a)	Does not sum due to rounding.

NEONODE INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (Unaudited)

(In thousands)

	Three months ended		Nine months ended
	September 30,		September 30,
	2025	2024	2025	2024
Net income (loss)	$14,184	$(1,087)	$10,583	$(4,866)

Other comprehensive loss:
Foreign currency translation adjustments	(33)	(30)	(222)	(96)
Total other comprehensive loss	(33)	(30)	(222)	(96)
Comprehensive income (loss)	$14,151	$(1,117)	$10,361	$(4,962)

NEONODE INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (Unaudited)

(In thousands)

For the three and nine months ended September 30, 2025 and 2024

	Common Stock Shares Issued	Common Stock Amount	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)	Accumulated Deficit	Total Stockholders' Equity
Balances, December 31, 2024	16,783	$17	$240,955	$(450)	$(224,080)	$16,442
Foreign currency translation adjustment	-	-	-	(134)	-	(134)
Net loss	-	-	-	-	(1,733)	(1,733)
Balances, March 31, 2025	16,783	$17	$240,955	$(584)	$(225,813)	$14,575
Foreign currency translation adjustment	-	-	-	(55)	-	(55)
Net loss	-	-	-	-	(1,868)	(1,868)
Balances, June 30, 2025	16,783	$17	$240,955	$(639)	$(227,681)	$12,652
Foreign currency translation adjustment	-	-	-	(33)	-	(33)
Net income	-	-	-		14,184	14,184
Balances, September 30, 2025	16,783	$17	$240,955	$(672)	$(213,497)	$26,803

	Common Stock Shares Issued	Common Stock Amount	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)	Accumulated Deficit	Total Stockholders' Equity
Balances, December 31, 2023	15,359	$15	$235,158	$(396)	$(217,614)	$17,163
Stock-based compensation	-	-	2	-	-	2
Foreign currency translation adjustment	-	-	-	(34)	-	(34)
Net loss	-	-	-	-	(2,084)	(2,084)
Balances, March 31, 2024	15,359	$15	$235,160	$(430)	$(219,698)	$15,047
Stock-based compensation	-	-	1	-	-	1
Foreign currency translation adjustment	-	-	-	(32)	-	(32)
Net loss	-	-	-	-	(1,695)	(1,695)
Balances, June 30, 2024	15,359	$15	$235,161	$(462)	$(221,393)	$13,321
Stock-based compensation	-	-	-	-	-	-
Issuance of shares for cash, net of offering costs	1,424	2	5,794	-	-	5,796
Foreign currency translation adjustment	-	-	-	(30)	-	(30)
Net loss	-	-	-	-	(1,087)	(1,087)
Balances, September 30, 2024	16,783	$17	$240,955	$(492)	$(222,480)	$18,000

NEONODE INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(In thousands)

	Nine months ended
	September 30,
	2025	2024
Cash flows from operating activities:
Net income (loss)	$10,583	$(4,866)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	-	3
Gain from patent assignment	(19,389)	-
Loss on disposal of assets	2	18
Depreciation and amortization	37	49
Amortization of operating lease right-of-use assets	261	52
Inventory impairment loss	-	287
Recoveries of bad debt	(138)	-
Changes in operating assets and liabilities:
Accounts receivable and unbilled revenues, net	232	(105)
Inventory	-	132
Prepaid expenses and other current assets	9	153
Accounts payable, accrued payroll and employee benefits, and accrued expenses	84	(115)
Accrued broker fee from patent assignment	3,878	-
Contract liabilities	62	15
Operating lease obligations	(258)	(52)
Net cash used in operating activities	(4,637)	(4,429)

Cash flows from investing activities:
Purchase of property and equipment	(90)	(37)
Proceeds from sale of property and equipment	-	190
Net cash provided by (used in) investing activities	(90)	153

Cash flows from financing activities:
Proceeds from issuance of common stock, net of offering costs	-	5,796
Principal payments on finance lease obligations	(8)	(15)
Net cash used in financing activities	(8)	5,781

Effect of exchange rate changes on cash and cash equivalents	(107)	(61)

Net change in cash and cash equivalents	(4,842)	1,444
Cash and cash equivalents at beginning of period	16,427	16,155
Cash and cash equivalents at end of period	$11,585	$17,599

Supplemental disclosure of cash flow information:
Cash paid for income taxes	$(10)	$10
Cash paid for interest	$-	$1

Supplemental disclosure of non-cash investing and financial activities:
Property and equipment obtained in exchange for finance lease obligations	$34	$-
Receivable from patent assignment	$19,389	$-